Exhibit 10.9

REAFFIRMATION AND RATIFICATION AGREEMENT

May 28, 2008

LV Administrative Services, Inc., as Agent
Valens Offshore SPV I, Ltd.
Valens Offshore SPV II, Corp.
355 Madison Avenue
New York, New York 10017

Ladies and Gentlemen:

Reference is made to the (a) Securities Purchase Agreement dated as of September 28, 2007 by and between PERVASIP CORP. (f/k/a/  eLEC Communications Corp.), a New York corporation (the “Company”), Valens Offshore SPV II, Corp. (“Valens Offshore II”), Valens Offshore SPV I, Ltd. (as assignee of Calliope Capital Corporation, “Valens Offshore I”; and collectively with Valens Offshore II, each, a “Purchaser” and collectively, the “Purchasers”), the other purchasers from time to time party thereto and LV Administrative Services, LLC, as administrative and collateral agent for the Purchasers (the “Agent”; and together with the Purchasers, collectively, the “Creditor Parties”) (as amended, modified or supplemented from time to time, the “2007 Securities Purchase Agreement”); (b) the Subsidiary Guaranty dated as of September 28, 2007 made by Vox Communications Corp., a Delaware corporation (“Vox”), AVI Holding Corp, a Texas corporation (“AVI”) TelcoSoftware.com Corp., a Delaware corporation (“Telco”) and Line One, Inc. a New York corporation (“Line One”, and together with Vox, AVI and Telco, the “Guarantors”) in favor of the Creditor Parties (as amended, modified or supplemented from time to time, the “2007 Subsidiary Guaranty”), (c) Master Security Agreement dated as of September 28, 2007 made by the Company and the Guarantors in favor of Agent (as amended, modified or supplemented from time to time, the “2007 Master Security Agreement”) and (d) Stock Pledge Agreement dated as of September 28, 2007 made by the Company, in favor of Agent (as amended, modified or supplemented from time to time, the “2007 Stock Pledge Agreement”) (the 2007 Securities Purchase Agreement, the 2007 Subsidiary Guaranty, the 2007 Master Security Agreement and the 2007 Stock Pledge Agreement, collectively, the “2007 Loan Agreements”).

To induce (a) Valens Offshore II and Agent to provide financial accommodations to the Company and enter into (i) that certain Securities Purchase Agreement dated as of the date hereof among the Company, Valens Offshore II as a purchaser, the other purchasers from time to time party thereto and the Agent (as amended, modified or supplemented from time to time, the “2008 Securities Purchase Agreement”) and (ii) the Related Agreements (as defined in the 2008 Securities Purchase Agreement; and together with the 2008 Securities Purchase Agreement, the Amended 2007 Notes (as defined below), and the Amendment Letter (as defined below), the “2008 Agreements”), (b) the Creditor Parties to agree to certain amendments to the Notes as set forth in (i) that certain Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore I in the original principal amount of $3,400,000 and (ii) that certain Amended and Restated Secured Term Note dated the date hereof made by the Company in favor of Valens Offshore II in the original principal amount of $600,000 (collectively, the “Amended 2007 Notes”), and (c) the Creditor Parties to agree to certain amendments to the 2007 Securities Purchase Agreement as set forth in that certain Letter re: Amendment to September 28, 2007 Securities Purchase Agreement dated as of the date hereof among the Company and the Creditor Parties (the “Amendment Letter”), each of the Company and the Guarantors hereby:

a. represents and warrants to Agent, Valens Offshore I and Valens Offshore II that it has reviewed and approved the terms and provisions of each of the 2008 Agreements and the documents, instruments and agreements entered into in connection therewith;

b. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the 2007 Loan Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the 2008 Agreements (provided that the representations and warranties made by the Company in the 2007 Loan Agreements shall be true and correct only as of the date of such agreements);

c. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any 2007 Loan Agreements;

d. acknowledges, ratifies and confirms the grant by each of the Company and the Guarantors to Agent of a security interest in the assets of (including the equity interests owned by) each of the Company and the Guarantors, respectively, as more specifically set forth in the 2007 Loan Agreements, as applicable (the “Security Interest Grants”) and (ii) that the Security Interest Grants secure all the Obligations (as defined in the 2007 Loan Agreements); and

e. acknowledges and confirms that (i) the occurrence of an Event of Default under any of the 2007 Loan Agreements shall constitute an Event of Default under the 2008 Agreements, (ii) the occurrence of an Event of Default under any of the 2008 Agreements shall constitute an Event of Default under the 2007 Loan Agreements, and (iii) the occurrence of an Event of Default under and as defined in any document, instrument or agreement by and between any Company and/or any Guarantor (the “Credit Parties”) and any Creditor Party (and their respective assignees) shall constitute an Event of Default under and as defined in each other document, instrument and agreement by and between any Credit Party and any Creditor Party (and their respective assignees).

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.   This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Ratification Agreement this 28 day of May, 2008.

PERVASIP CORP. (f/k/a/  eLEC Communications Corp.)

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                  White Plains, NY 10602
                   Facsimile: 914-682-0820

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                  White Plains, NY 10602
                   Facsimile: 914-682-0820

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                  White Plains, NY 10602
                   Facsimile: 914-682-0820

TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                  White Plains, NY 10602
                   Facsimile: 914-682-0820

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Address: 75 South Broadway, Suite 302
                  White Plains, NY 10602
                   Facsimile: 914-682-0820

Acknowledged and Agreed to by:

LV ADMINISTRATIVE SERVICES, INC.,

as Agent

By:/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC,
its investment manager

By:/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD. (as assignee of Calliope Capital Corporation)

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory